                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A
                               AMENDMENT NO. 1

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 7, 1998



                         MINDSPRING ENTERPRISES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


             DELAWARE                                 0-27890                              58-2113290
    ---------------------------                    ------------                        -------------------
   (State or other jurisdiction                     (Commission                           (IRS Employer
         of incorporation)                         File Number)                        Identification No.)



            1430 WEST PEACHTREE ST., SUITE 400, ATLANTA, GA 30309
            -----------------------------------------------------
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (404) 815-0770
                                                          --------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)    Pro Forma Financial Information.

                          INDEX TO FINANCIAL STATEMENTS


MINDSPRING ENTERPRISES, INC.

Unaudited Pro Forma Financial Data....................................... F-2
Unaudited Pro Forma Balance Sheet as of September 30, 1998............... F-3
Unaudited Pro Forma Statement of Operations for the nine months ended
       September 30, 1998 and the twelve months ended December 31, 1997.. F-5

                       UNAUDITED PRO FORMA FINANCIAL DATA

       The following pro forma balance sheet reflects the acquisition of Spry, Inc. ("Spry") as if it had occurred on September 30, 1998. The following pro forma statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflect the acquisition of Spry as if it had occurred on January 1, 1997. The statements of operations for Spry included herein reflect the results of operations for the year ended January 31, 1998 and the nine months ended September 30, 1998. The pro forma financial information does not purport to represent what the Company's consolidated results of operations would have been if the acquisition had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of the Company. The pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.

                               UNAUDITED PRO FORMA
                                  BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                 (IN THOUSANDS)


Total Assets:                                   MindSpring          Spry            Subtotal       Adjustments       Pro Forma
                                                ----------        ---------        ---------       -----------       ---------
Cash and cash equivalents                        $  62,498        $       -        $  62,498       $  (25,000) (a)   $  37,498
Accounts receivable, net                             2,370            3,241            5,611           (3,241) (a)       2,370
Due to parent                                            -            2,002            2,002           (2,002) (a)           -
Other                                                  602              161              763             (161) (a)         602
                                                 ---------        ---------        ---------       -----------       ---------
   Total current assets                             65,470            5,404           70,874          (30,404)          40,470
                                                 ---------        ---------        ---------       -----------       ---------

Property and equipment, net                         28,375            1,740           30,115           (1,130) (a)      28,985
                                                 ---------        ---------        ---------       -----------       ---------
Intangibles, net                                     5,280           34,883           40,163          (10,493) (a)      29,670
                                                 ---------        ---------        ---------       -----------       ---------
Other assets                                           890              143            1,033             (143) (a)         890
                                                 ---------        ---------        ---------       -----------       ---------

Total assets                                     $ 100,015        $  42,170        $ 142,185       $  (42,170)       $ 100,015
                                                 =========        =========        =========       ===========       =========

Liabilities and Stockholders' equity:
Accounts payable                                 $   2,036        $     935        $   2,971       $     (935) (a)   $   2,036
Accrued expenses                                     8,270            9,254           17,524           (9,254) (a)       8,270
Deferred revenue                                     4,961                -            4,961                 -           4,961
Current portion of debt                                593                -              593                 -             593
Current portion of capital leases                    2,715                -            2,715                 -           2,715
                                                 ---------        ---------        ---------       -----------       ---------
   Total current liabilities                        18,575           10,189           28,764          (10,189)          18,575
                                                 ---------        ---------        ---------       -----------       ---------

Capital leases--non-current                          3,077                -            3,077                 -           3,077
                                                 ---------        ---------        ---------       -----------       ---------
      Total Liabilities                             21,652           10,189           31,841          (10,189)          21,652
                                                 ---------        ---------        ---------       -----------       ---------

Stockholders' equity:
Preferred stock                                          -                -                -                 -               -
Common stock                                           259                -              259                 -             259
Additional paid-in-capital                          84,967           37,500          122,467          (37,500) (a)      84,967
Accumulated deficit                                 (6,863)          (5,519)         (12,382)           5,519  (a)      (6,863)
                                                 ---------        ---------        ---------       -----------       ---------
   Total stockholders' equity                       78,363           31,981          110,344          (31,981)          78,363
                                                 ---------        ---------        ---------       -----------       ---------

Total Liabilities and Stockholders' equity       $ 100,015        $  42,170        $ 142,185       $  (42,170)       $ 100,015
                                                 =========        =========        =========       ===========       =========


(a) Reflects the preliminary purchase price allocation based on $25 million paid at initial closing. Such estimate will be revised upon final closing during the first quarter of 1999 when the final subscribers are determined under the terms of the agreement. Management's best estimate based on currently available information is that the final purchase price will be between $35-45 million (such increase will be entirely reflected as an increase in intangibles). In addition to the customer subscriber base, the Company is acquiring certain fixed assets of Spry, which have also been included in this allocation based on management's estimate of their fair market value of $610 thousand. All other assets and liabilities are not being acquired. Accordingly, they have been eliminated in the accompanying pro forma balance sheet.

                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                            MindSpring          Spry            Subtotal       Adjustments (a)   Pro Forma
                                            ----------        ---------        ---------       -----------       ---------
Revenues                                     $  75,139        $  34,754        $ 109,893        $       -        $ 109,893
                                             ---------        ---------        ---------        ---------        ---------
Costs and expenses:
   Selling, general and administrative          37,240           16,444           53,684                -           53,684
   Cost of revenue                              22,167           20,792           42,959                -           42,959
   Depreciation and amortization                 9,244            3,656           12,900            1,484  (b)      13,982
                                                                                                     (402) (c)
                                             ---------        ---------        ---------        ---------        ---------
                                                68,651           40,892          109,543            1,082          110,625
                                             ---------        ---------        ---------        ---------        ---------
Operating income (loss)                          6,488           (6,138)             350           (1,082)            (732)
                                             ---------        ---------        ---------        ---------        ---------
Interest income (expense), net                     590              (70)             520                -              520
                                             ---------        ---------        ---------        ---------        ---------
Income before income tax expense                 7,078           (6,208)             870           (1,082)            (212)
Income tax expense                                (212)               -             (212)               -             (212)
                                             ---------        ---------        ---------        ---------        ---------
Net income                                   $   6,866        $  (6,208)       $     658        $  (1,082)       $    (424)
                                             =========        =========        =========        =========        =========

Shares:
Primary                                         24,043                                              1,644  (d)      25,687
Diluted                                         25,446                                                241  (d)      25,687

Earnings per share:
Primary                                      $    0.29                                                           $   (0.02)
                                             =========                                                           =========
Diluted                                      $    0.27                                                           $   (0.02)
                                             =========                                                           =========



                               UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                        12 MONTHS ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                MindSpring          Spry           Subtotal       Adjustments (a)   Pro Forma
                                                ----------       ----------       ----------      -----------       ----------
Revenues                                        $  52,557        $  50,190        $ 102,747        $       -        $ 102,747
                                                ----------       ----------       ----------       ----------       ----------
Costs and expenses:
   Selling, general and administrative             30,784           29,279           60,063                -           60,063
   Cost of revenue                                 16,823           29,689           46,512                -           46,512
   Depreciation and amortization                    8,695            4,191           12,886            6,897  (b)      17,930
                                                                                                      (1,853) (c)
                                                ----------       ----------       ----------       ----------       ----------
                                                   56,302           63,159          119,461            5,044          124,504
                                                ----------       ----------       ----------       ----------       ----------

                                                ----------       ----------       ----------       ----------       ----------
Operating income (loss)                            (3,745)         (12,969)         (16,714)          (5,044)         (21,757)
                                                ----------       ----------       ----------       ----------       ----------
Interest income (expense), net                       (338)              (8)            (346)               0             (346)
                                                ----------       ----------       ----------       ----------       ----------
Net income                                      $  (4,083)       $ (12,977)       $ (17,060)       $  (5,044)       $ (22,103)
                                                ==========       ==========       ==========       ==========       ==========

Shares:
Primary                                            22,542                                              3,000 (d)       25,542
Diluted                                            22,542                                              3,000 (d)       25,542

Earnings per share:
Primary                                         $   (0.18)                                                          $   (0.87)
                                                ==========                                                          ==========
Diluted                                         $   (0.18)                                                          $   (0.87)
                                                ==========                                                          ==========


(a) Adjustments have not been made to cost of revenue and selling, general and administrative costs since the amounts expected to be incurred by MindSpring are not readily determinable. However, such cost recorded by Spry include allocations from its Parent Corporations and other third-party vendors which may not be indicative of the costs that would have been incurred on a stand alone basis. Accordingly, cost of revenue and selling, general and administrative costs incurred by MindSpring in future periods may be materially different from the amounts reflected in MindSpring's historical statements.

(b) Represents additional amortization based on preliminary purchase price allocation (as noted in footnote (a) to the pro forma balance sheet) using a three-year amortization period. Management currently estimates that the final purchase price will increase between $10-20 million, which would result in $3.3-6.6 million in additional amortization expense per annum.

(c) Represents the adjustment to conform the accounting policy of the acquired company to those of the Company with respect to depreciable lives.

(d) Reflects the 3 million shares of common stock issued on May 29, 1998 as if they were outstanding since January 1, 1997. Also, the nine months ended September 30, 1998 excludes the effect of stock options for purposes of the diluted calculation since the effect for pro forma purposes is antidilutive.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MINDSPRING ENTERPRISES, INC.

                                      /s/ Michael G. Misikoff
                                      ------------------------------------------
                                      Michael G. Misikoff
                                      Vice President and Chief Financial Officer



Date: December 11, 1998